                                                                      Exhibit 99

                         Form 4 Joint Filer Information

Name:                                     Greenlight APE, LLC

Address:                                  2 Grand Central Tower
                                          140 East 45th Street, 24th Floor
                                          New York, NY 10017

Date of Event Requiring Statement:        10/27/14

Name:                                     Greenlight Capital, Inc.

Address:                                  2 Grand Central Tower
                                          140 East 45th Street, 24th Floor
                                          New York, NY 10017

Date of Event Requiring Statement:        10/27/14

Name:                                     David Einhorn

Address:                                  2 Grand Central Tower
                                          140 East 45th Street, 24th Floor
                                          New York, NY 10017

Date of Event Requiring Statement:        10/27/14